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                                                                    EXHIBIT 24.1

                         REGIONS FINANCIAL CORPORATION

                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and officers of REGIONS FINANCIAL CORPORATION (the "Corporation") hereby constitute and appoint Richard D. Horsley and Samuel E. Upchurch, Jr. and each of them, the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution and resubstitution, and with full power and authority in said agents and attorneys-in-fact, and in one of them, to sign for the undersigned and in their respective names as directors and officers of the Corporation, for 1999 Form 10-K.

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
SIGNATURE                                   TITLE                      DATE
---------------------------    -------------------------------      --------------

/s/ Carl E. Jones                President and Chief Executive      March 15, 2000
---------------------------          Officer and Director
Carl E. Jones                    (principal executive officer)


/s/ Richard D. Horsley          Vice Chairman of the Board and      March 15, 2000
---------------------------       Executive Financial Officer
Richard D. Horsley                       and Director
                                 (principal financial officer)


/s/ Robert P. Houston            Executive Vice President and       March 15, 2000
---------------------------               Comptroller
Robert P. Houston               (principal accounting officer)


/s/ Sheila S. Blair                        Director                 March 15, 2000
---------------------------
Sheila S. Blair


/s/ James B. Boone, Jr.                    Director                 March 15, 2000
---------------------------
James B. Boone, Jr.


/s/ James S.M. French                      Director                 March 15, 2000
---------------------------
James S.M. French


/s/ Olin B. King                           Director                 March 15, 2000
---------------------------
Olin B. King


/s/ J. Stanley Mackin                Chairman of the Board          March 15, 2000
---------------------------              and Director
J. Stanley Mackin


/s/ Michael W. Murphy                      Director                 March 15, 2000
---------------------------
Michael W. Murphy


/s/ Henry E. Simpson                       Director                 March 15, 2000
---------------------------
Henry E. Simpson


/s/ Lee J. Styslinger, Jr.                 Director                 March 15, 2000
---------------------------
Lee J. Styslinger, Jr.


/s/ W. Woodrow Stewart                     Director                 March 15, 2000
---------------------------
W. Woodrow Stewart


/s/ John H. Watson                         Director                 March 15, 2000
---------------------------
John H. Watson


/s/ Robert J. Williams                     Director                 March 15, 2000
---------------------------
Robert J. Williams


/s/ C. Kemmons Wilson, Jr.                 Director                 March 15, 2000
---------------------------
C. Kemmons Wilson, Jr.
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